UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2005

Greenwich Capital Commercial Funding Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-108801 (Commission File Number)	06-1565524 (IRS Employer Identification No.)
600 Steamboat Road, Greenwich, Connecticut (Address of principal executive offices)	06830 (Zip Code)

Registrant's telephone number, including area code 203-625-2700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Commercial Mortgage Trust 2005-GG3, Commercial Mortgage Pass-Through Certificates, Series 2005-GG3, which was made on December 12, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on December 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF GREENWICH CAPITAL COMMERCIAL FUNDING CORP., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 15, 2005
Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Administrator:
Andy Streepey 312.904.9387
andy.streepey@abnamro.com
Analyst:
Kevin Ma 714.259.6254
kevin.ma@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Mortgage Loan Characteristics
Page 2-3
Page 4-6

Page 9-10

Page 15-17
Loan Level Detail
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Realized Loss Detail
Historical REO Report
Appraisal Reduction Detail
Page 18-24

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
GCCF5GG3
GCCF5GG3_200512_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
10-Feb-05
11-Mar-05
13-Aug-42
Parties to The Transaction
Depositor: Greenwich Capital Markets, Inc.
Underwriter: Banc of America Securities LLC/Bear Stearns & Co. Inc./Credit Suisse First Boston LLC
Master Servicer: GMAC Commercial Mortgage Corporation
Special Servicer: GMAC Commercial Mortgage Corporation
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.gmaccm.com
www.etrustee.net

08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.463155%
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
82
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 722369.1
873.602803166
15.616526849
0.000000000
857.986276317
2.853041188
Fixed
0.00
0.00
0.000000000
3.9190000000%
0.000000000
396789JQ3
A-1
117,510,000.00
1,835,098.07
0.00
100,821,967.33
335,260.87
102,657,065.40
1000.000000000
0.000000000
0.000000000
1000.000000000
3.587500002
Fixed
0.00
0.00
0.000000000
4.3050000000%
0.000000000
396789JR1
A-2
1,112,085,000.00
0.00
0.00
1,112,085,000.00
3,989,604.94
1,112,085,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.807500009
Fixed
0.00
0.00
0.000000000
4.5690000000%
0.000000000
396789JS9
A-3
562,418,000.00
0.00
0.00
562,418,000.00
2,141,406.54
562,418,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.849166661
Fixed
0.00
0.00
0.000000000
4.6190000000%
0.000000000
396789JT7
A-AB
159,047,000.00
0.00
0.00
159,047,000.00
612,198.41
159,047,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.999166665
4.7990000000%
0.00
0.00
0.000000000
4.7990000000%
0.000000000
396789JU4
A-4
783,022,000.00
0.00
0.00
783,022,000.00
3,131,435.48
783,022,000.00
998.454995411
0.321599504
0.000000000
998.133395907
3.751694655
Fixed
0.00
0.00
0.000000000
4.5090000000%
0.000000000
396789JV2
A-1-A
139,462,000.00
44,850.91
0.00
139,201,679.66
523,218.84
139,246,530.57
1000.000000000
0.000000000
0.000000000
1000.000000000
4.049166674
4.8590000000%
0.00
0.00
0.000000000
4.8590000000%
0.000000000
396789JW0
A-J
228,986,000.00
0.00
0.00
228,986,000.00
927,202.48
228,986,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.078333318
4.8940000000%
0.00
0.00
0.000000000
4.8940000000%
0.000000000
396789JX8
B
112,247,000.00
0.00
0.00
112,247,000.00
457,780.68
112,247,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.094166790
4.9130000000%
0.00
0.00
0.000000000
4.9130000000%
0.000000000
396789JY6
C
40,410,000.00
0.00
0.00
40,410,000.00
165,445.28
40,410,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.155000000
4.9860000000%
0.00
0.00
0.000000000
4.9860000000%
0.000000000
396789JZ3
D
58,368,000.00
0.00
0.00
58,368,000.00
242,519.04
58,368,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.239166759
5.0870000000%
0.00
0.00
0.000000000
5.0870000000%
0.000000000
396789KA6
E
35,920,000.00
0.00
0.00
35,920,000.00
152,270.87
35,920,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.405833315
5.2870000000%
0.00
0.00
0.000000000
5.2870000000%
0.000000000
396789KB4/U3907FJS7/396789KC2
F
44,899,000.00
0.00
0.00
44,899,000.00
197,817.51
44,899,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.530833264
5.4370000000%
0.00
0.00
0.000000000
5.4370000000%
0.000000000
396789KD0/U3907JFT5/396789KE8
G
35,919,000.00
0.00
0.00
35,919,000.00
162,743.00
35,919,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.531912940
5.4383885560%
0.00
0.00
0.000000000
5.4382956057%
0.000000000
396789KF5/U3907JFU2/396789KG3
H
40,409,000.00
0.00
0.00
40,409,000.00
183,130.07
40,409,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.904167038
4.6850000000%
0.00
0.00
0.000000000
4.6850000000%
0.000000000
396789KH1/U3907JFV0/396789KJ7
J
8,980,000.00
0.00
0.00
8,980,000.00
35,059.42
8,980,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.904167038
4.6850000000%
0.00
0.00
0.000000000
4.6850000000%
0.000000000
396789KK4/U3907JFW8/396789KL2
K
13,470,000.00
0.00
0.00
13,470,000.00
52,589.13
13,470,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.904166481
4.6850000000%
0.00
0.00
0.000000000
4.6850000000%
0.000000000
396789KM0/U3907JFX6/396789KN8
L
17,960,000.00
0.00
0.00
17,960,000.00
70,118.83
17,960,000.00
08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.463155%
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
82
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 722369.1
1000.000000000
0.000000000
0.000000000
1000.000000000
3.904166605
4.6850000000%
0.00
0.00
0.000000000
4.6850000000%
0.000000000
396789KP3/U3907JFY4/396789KQ1
M
13,469,000.00
0.00
0.00
13,469,000.00
52,585.22
13,469,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.904167038
4.6850000000%
0.00
0.00
0.000000000
4.6850000000%
0.000000000
396789KR9/U3907JFZ1/396789KS7
N
8,980,000.00
0.00
0.00
8,980,000.00
35,059.42
8,980,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.904167038
4.6850000000%
0.00
0.00
0.000000000
4.6850000000%
0.000000000
396789KT5/U3907JGA5/396789KU2
O
13,470,000.00
0.00
0.00
13,470,000.00
52,589.13
13,470,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.904011378
4.6850000000%
0.00
)
(6.97
)
(0.000155235
4.6850000000%
0.000000000
396789KV0/U3907JGB3/396789KW8
P
44,899,613.00
0.00
0.00
44,899,613.00
175,288.60
44,899,613.00
1000.000000000
0.000000000
0.000000000
1000.000000000
0.668681392
0.8025085971%
0.00
0.00
0.000000000
0.8024176711%
0.000000000
N
396789KX6/U3907JGC1/396789KY4
XP
3,422,677,000.00
0.00
0.00
3,422,677,000.00
2,288,680.42
3,422,677,000.00
995.804928977
0.000000000
0.000000000
995.281547770
0.062923607
0.0750796090%
0.00
0.00
0.000000000
0.0758264259%
0.000000000
N
396789KZ1/U3907JGD9/396789LA5
XC
3,591,930,613.00
0.00
0.00
3,574,982,259.99
226,017.23
3,576,862,208.97
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
396789LD9/U3907JGF4/396789LE7
R-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(6.97
3,591,930,613.00
3,576,862,208.97
18,089,970.39
Total
3,574,982,259.99
1,879,948.98
0.00
16,210,021.41
08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
16,104,385.77
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
16,283,490.22
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
)
(6.98
)
(6.98
16,211,809.81
)
(1,788.43
0.00
0.00
0.00
)
(1,788.43
1,838,355.28
41,593.61
1,879,948.89
0.09
0.00
0.00
0.00
0.00
0.09
1,879,948.98
18,091,758.79
18,089,970.36
3,576,862,209.59
142
1,879,948.89
0.09
0
0.00
0.00
0
0.00
0
3,574,982,260.61
142
25,314.85
1,463,557.16
41,593.61
179,104.45
41,593.61
179,104.45
71,673.42
0.00
0.00
637.42
72,310.84
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(71,673.42
16,210,021.38
Interest Not Advanced (
Current Period
)
0.00
179,104.45
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(1,463,557.16
)
(25,314.85
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Statement Date:
Cash Reconciliation Summary Subpool 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
15,383,851.56
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
15,562,956.00
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
)
(6.98
)
(6.98
15,493,596.39
)
(1,718.81
0.00
0.00
0.00
)
(1,718.81
1,793,504.37
41,593.61
1,835,097.98
0.09
0.00
0.00
0.00
0.00
0.09
1,835,098.07
17,328,694.46
17,326,975.65
3,437,615,206.13
137
1,835,097.98
0.09
0
0.00
0.00
0
0.00
0
3,435,780,108.06
137
25,314.85
1,463,557.16
41,593.61
179,104.45
41,593.61
179,104.45
69,352.64
0.00
0.00
637.42
69,990.06
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(69,352.64
15,491,877.58
Interest Not Advanced (
Current Period
)
0.00
179,104.45
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(1,463,557.16
)
(25,314.85
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Statement Date:
Cash Reconciliation Summary Subpool 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
720,534.21
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
720,534.21
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
718,213.43
)
(69.62
0.00
0.00
0.00
)
(69.62
44,850.91
0.00
44,850.91
0.00
0.00
0.00
0.00
0.00
0.00
44,850.91
763,064.34
762,994.71
139,247,003.46
5
44,850.91
0.00
0
0.00
0.00
0
0.00
0
139,202,152.55
5
0.00
0.00
0.00
0.00
0.00
0.00
2,320.78
0.00
0.00
0.00
2,320.78
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(2,320.78
718,143.80
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
6.98
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
6.98
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
)
(6.98
)
(6.98
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
2.00
1.00
0.00
0.00
0.00
0.00
0.00
A-1
30
335,260.87
335,260.87
335,260.87
0.00
20.00%
20.09%
30/360
3.919000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
3,989,604.94
3,989,604.94
3,989,604.94
0.00
20.00%
20.09%
30/360
4.305000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
2,141,406.54
2,141,406.54
2,141,406.54
0.00
20.00%
20.09%
30/360
4.569000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-AB
30
612,198.41
612,198.41
612,198.41
0.00
20.00%
20.09%
30/360
4.619000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
3,131,435.48
3,131,435.48
3,131,435.48
0.00
20.00%
20.09%
30/360
4.799000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1-A
30
523,218.84
523,218.84
523,218.84
0.00
20.00%
20.09%
30/360
4.509000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
927,202.48
927,202.48
927,202.48
0.00
13.63%
13.69%
30/360
4.859000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
457,780.68
457,780.68
457,780.68
0.00
10.50%
10.55%
30/360
4.894000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
165,445.28
165,445.28
165,445.28
0.00
9.38%
9.42%
30/360
4.913000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
242,519.04
242,519.04
242,519.04
0.00
7.75%
7.79%
30/360
4.986000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
152,270.87
152,270.87
152,270.87
0.00
6.75%
6.78%
30/360
5.087000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
197,817.51
197,817.51
197,817.51
0.00
5.50%
5.53%
30/360
5.287000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
162,743.00
162,743.00
162,743.00
0.00
4.50%
4.52%
30/360
5.437000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
183,130.07
183,130.07
183,130.07
0.00
3.38%
3.39%
30/360
5.438295606%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
35,059.42
35,059.42
35,059.42
0.00
3.13%
3.14%
30/360
4.685000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
52,589.13
52,589.13
52,589.13
0.00
2.75%
2.76%
30/360
4.685000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
70,118.83
70,118.83
70,118.83
0.00
2.25%
2.26%
30/360
4.685000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
52,585.22
52,585.22
52,585.22
0.00
1.88%
1.88%
30/360
4.685000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
35,059.42
35,059.42
35,059.42
0.00
1.63%
1.63%
30/360
4.685000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
52,589.13
52,589.13
52,589.13
0.00
1.25%
1.26%
30/360
4.685000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
175,295.57
176,526.74
175,288.60
1,238.15
0.00%
0.00%
30/360
4.685000000%
)
(6.98
1,231.17
0.00
0.00
0.00
0.00
0.00
0.00
XP
30
2,288,680.42
2,288,680.42
2,288,680.42
0.00
NA
NA
30/360
0.802417671%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XC
30
226,017.23
226,017.23
226,017.23
0.00
NA
NA
30/360
0.075826426%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
16,210,028.38
16,211,259.55
16,210,021.41
1,238.15
)
(6.98
1,231.17
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
396789JQ3
NR
Aaa
AAA
A-2
396789JR1
NR
Aaa
AAA
A-3
396789JS9
NR
Aaa
AAA
A-AB
396789JT7
NR
Aaa
AAA
A-4
396789JU4
NR
Aaa
AAA
A-1-A
396789JV2
NR
Aaa
AAA
A-J
396789JW0
NR
Aaa
AAA
B
396789JX8
NR
Aa2
AA
C
396789JY6
NR
Aa3
AA-
D
396789JZ3
NR
A2
A
E
396789KA6
NR
A3
A-
F
396789KB4
NR
Baa1
BBB+
G
396789KD0
NR
Baa2
BBB
H
396789KF5
NR
Baa3
BBB-
J
396789KH1
NR
Ba1
BB+
K
396789KK4
NR
Ba2
BB
L
396789KM0
NR
Ba3
BB-
M
396789KP3
NR
B1
B+
N
396789KR9
NR
B2
B
O
396789KT5
NR
B3
B-
P
396789KV0
NR
NR
NR
XP
396789KX6
NR
Aaa
AAA

08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
XC
396789KZ1
NR
Aaa
AAA

08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722369.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
12/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
11/14/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10/13/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
9/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.70%
0.16%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
8/12/2005
1
5,835,770.09
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
7/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
6/10/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
5/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
4/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3/11/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Series 2005-GG3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722369.1
Commercial Mortgage Pass-Through Certificates,
12-Dec-05
142
100.00%
3,574,982,261
99.53%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
82
275
5.46%
5.44%
0
0
0
0
14-Nov-05
142
100.00%
3,576,862,210
99.58%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
83
343
5.65%
5.62%
0
0
0
0
13-Oct-05
142
100.00%
3,578,488,716
99.63%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
84
277
5.46%
5.44%
0
0
0
0
12-Sep-05
142
100.00%
3,580,306,559
99.68%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
85
278
5.64%
5.62%
0
0
0
0
12-Aug-05
142
100.00%
3,581,875,137
99.72%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
86
279
5.64%
5.62%
0
0
0
0
12-Jul-05
142
100.00%
3,583,436,657
99.76%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
87
280
5.46%
5.44%
0
0
0
0
10-Jun-05
142
100.00%
3,585,149,434
99.81%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
88
281
5.64%
5.62%
0
0
0
0
12-May-05
142
100.00%
3,586,661,561
99.85%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
89
282
5.46%
5.44%
0
0
0
0
12-Apr-05
142
100.00%
3,588,360,280
99.90%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
90
283
5.64%
5.62%
0
0
0
0
11-Mar-05
142
100.00%
3,589,857,948
99.94%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
90
268
5.10%
5.07%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Nov-05
64,465.65
64,465.65
0.00
A
63
1-Nov-05
52,913.11
52,913.11
0.00
A
70
1-Nov-05
27,522.32
27,522.32
0.00
A
104
1-Nov-05
28,915.00
28,915.00
0.00
A
105
1-Nov-05
27,470.31
27,470.31
0.00
A
110
1-Nov-05
19,411.67
19,411.67
0.00
A
118
220,698.06
220,698.06
Total
08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722369.1
Series 2005-GG3
Commercial Mortgage Pass-Through Certificates,
Commercial Mortgage Trust 2005-GG3,
30-Nov-05
12-Jan-06
14-Nov-05
12-Dec-05
12-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
6
9,437,957
0.26
105
6.03
0.00
%
1,000,000 to
1,999,999
%
11
28,836,033
0.81
112
5.77
0.00
%
2,000,000 to
2,999,999
%
11
39,554,204
1.11
90
5.61
0.00
%
3,000,000 to
3,999,999
%
12
55,432,809
1.55
112
5.48
0.00
%
4,000,000 to
4,999,999
%
7
39,479,966
1.10
78
5.63
0.00
%
5,000,000 to
5,999,999
%
9
57,443,998
1.61
104
5.66
0.00
%
6,000,000 to
6,999,999
%
8
58,794,005
1.64
93
5.50
0.00
%
7,000,000 to
7,999,999
%
10
85,113,101
2.38
89
5.70
0.00
%
8,000,000 to
8,999,999
%
3
28,998,442
0.81
97
5.67
0.00
%
9,000,000 to
9,999,999
%
9
101,222,010
2.83
94
5.61
0.00
%
10,000,000 to 12,499,999
%
10
139,883,974
3.91
92
5.69
0.00
%
12,500,000 to 14,999,999
%
11
188,984,975
5.29
92
5.72
0.00
%
15,000,000 to 19,999,999
%
9
201,178,844
5.63
117
5.76
0.00
%
20,000,000 to 29,999,999
%
8
295,440,808
8.26
81
5.60
0.00
%
30,000,000 to 49,999,999
%
1
52,000,000
1.45
109
5.77
0.00
%
50,000,000 to 59,999,999
%
4
256,550,000
7.18
100
5.61
0.00
%
60,000,000 to 69,999,999
%
2
149,092,511
4.17
108
6.45
0.00
%
70,000,000 to 79,999,999
%
2
187,560,000
5.25
59
5.92
0.00
%
80,000,000 to 99,999,999
%
5
681,416,618
19.06
67
5.26
0.00
%
100,000,000 to 199,999,999
%
4
918,562,005
25.69
67
5.01
0.00
%
200,000,000 &
Above
%
247,056,464
1,108,904
3,574,982,261
142
100.00
%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
25,175,931
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
7
906,665,959
25.36
52
4.74
0.00
%
0.000%
%
to
5.000%
9
408,905,129
11.44
57
5.08
0.00
%
5.001%
%
to
5.210%
26
372,826,165
10.43
93
5.34
0.00
%
5.211%
%
to
5.420%
34
580,055,570
16.23
95
5.54
0.00
%
5.421%
%
to
5.630%
19
197,819,801
5.53
105
5.71
0.00
%
5.631%
%
to
5.840%
22
454,181,030
12.70
106
5.91
0.00
%
5.841%
%
to
6.050%
16
374,390,050
10.47
109
6.15
0.00
%
6.051%
%
to
6.260%
5
137,703,250
3.85
57
6.41
0.00
%
6.261%
%
to
6.470%
2
19,107,274
0.53
108
6.59
0.00
%
6.471%
%
to
6.680%
2
123,328,032
3.45
91
6.72
0.00
%
6.681%
%
to
6.890%
0
0
0.00
0
0.00
0.00
%
6.891%
%
to
7.100%
0
0
0.00
0
0.00
0.00
%
7.101%
%
to
7.310%
0
0
0.00
0
0.00
0.00
%
7.311%
%
to
7.520%
0
0
0.00
0
0.00
0.00
%
7.521%
%
to
7.730%
0
0
0.00
0
0.00
0.00
%
7.731%
%
&
Above
142
3,574,982,261
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00
%
4.430%
6.756%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
59
0
0
0.00
0
0.00
0.00
%
%
to
60
89
0
0
0.00
0
0.00
0.00
%
%
to
90
115
0
0
0.00
0
0.00
0.00
%
%
to
116
120
0
0
0.00
0
0.00
0.00
%
%
&
121
Above
0
0
0.00
%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
21
1,233,254,597
34.50
47
5.00
0.00
%
%
0
to
59
18
603,722,768
16.89
71
5.44
0.00
%
%
60
to
89
100
1,705,337,833
47.70
108
5.79
0.00
%
%
90
to
115
0
0
0.00
0
0.00
0.00
%
%
116
to
119
0
0
0.00
0
0.00
0.00
%
%
120
to
129
0
0
0.00
0
0.00
0.00
%
%
130
to
150
2
7,559,980
0.21
166
5.53
0.00
%
%
151
to
199
1
25,107,083
0.70
224
6.10
0.00
%
%
200
& Above
224
41
142
3,574,982,261
Minimum Remaining Term
Maximum Remaining Term
%
100.00

Greenwich Capital Commercial Funding Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722369.1
Series 2005-GG3
Commercial Mortgage Pass-Through Certificates,
Commercial Mortgage Trust 2005-GG3,
30-Nov-05
12-Jan-06
14-Nov-05
12-Dec-05
12-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.001 0.750
0
0
0.00
0
0.00
0.00
%
%
1.000 1.250
0
0
0.00
0
0.00
0.00
%
%
1.260 1.290
0
0
0.00
0
0.00
0.00
%
%
1.300 1.349
0
0
0.00
0
0.00
0.00
%
%
1.350 1.399
0
0
0.00
0
0.00
0.00
%
%
1.400 1.449
0
0
0.00
0
0.00
0.00
%
%
1.450 1.499
0
0
0.00
0
0.00
0.00
%
%
1.500 1.549
0
0
0.00
0
0.00
0.00
%
%
1.550 1.599
0
0
0.00
0
0.00
0.00
%
%
1.600 1.649
0
0
0.00
0
0.00
0.00
%
%
1.650 1.699
0
0
0.00
0
0.00
0.00
%
%
1.700 1.799
0
0
0.00
0
0.00
0.00
%
%
1.800 1.999
0
0
0.00
0
0.00
0.00
%
%
2.000 & Above
142
3,574,982,261
100.00
82
5.46
0.00
%
%
Unknown
0.000
0.000
142
3,574,982,261
100.00
%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.001 0.750
5
61,709,009
1.73
102
6.07
0.00
%
%
1.000 1.250
5
215,139,888
6.02
107
6.04
0.00
%
%
1.260 1.290
10
416,233,372
11.64
116
6.04
0.00
%
%
1.300 1.349
19
342,463,925
9.58
105
5.68
0.00
%
%
1.350 1.399
13
295,457,258
8.26
82
6.07
0.00
%
%
1.400 1.449
10
110,785,712
3.10
90
5.58
0.00
%
%
1.450 1.499
13
175,713,828
4.92
105
5.58
0.00
%
%
1.500 1.549
7
59,404,206
1.66
100
5.50
0.00
%
%
1.550 1.599
11
57,643,204
1.61
106
5.47
0.00
%
%
1.600 1.649
4
40,588,588
1.14
87
5.77
0.00
%
%
1.650 1.699
15
515,800,159
14.43
54
4.99
0.00
%
%
1.700 1.799
15
490,377,114
13.72
68
4.92
0.00
%
%
1.800 1.999
15
793,665,997
22.20
62
5.22
0.00
%
%
2.000 & Above
2.930
1.210
142
3,574,982,261 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
New York
7
581,714,479
16.27
91
5.61
0.00
%
%
Texas
9
562,877,834
15.74
66
4.90
0.00
%
%
California
23
365,675,439
10.23
98
5.79
0.00
%
%
Nevada
10
303,051,107
8.48
54
5.03
0.00
%
%
CMBS Certificate
11
270,360,778
7.56
72
6.13
0.00
%
%
Hawaii
3
227,400,000
6.36
107
5.85
0.00
%
%
Arizona
5
172,467,860
4.82
57
5.15
0.00
%
%
Kentucky
3
158,440,510
4.43
51
4.83
0.00
%
%
Pennsylvania
4
118,336,244
3.31
76
5.34
0.00
%
%
North Carolina
6
83,821,605
2.34
105
5.73
0.00
%
%
Georgia
6
71,639,545
2.00
67
5.03
0.00
%
%
Maryland
1
65,000,000
1.82
108
5.55
0.00
%
%
District of Columbia
2
53,107,083
1.49
161
6.09
0.00
%
%
Florida
7
47,750,802
1.34
92
5.70
0.00
%
%
Michigan
4
45,310,393
1.27
90
5.82
0.00
%
%
New Jersey
2
44,184,885
1.24
108
5.96
0.00
%
%
Tennessee
2
44,027,074
1.23
96
5.39
0.00
%
%
Illinois
5
43,750,397
1.22
98
6.20
0.00
%
%
Connecticut
2
41,949,176
1.17
106
5.89
0.00
%
%
Colorado
6
41,358,127
1.16
85
5.40
0.00
%
%
Minnesota
2
34,638,363
0.97
79
5.65
0.00
%
%
Alabama
4
33,440,147
0.94
107
5.47
0.00
%
%
Mississippi
1
30,750,000
0.86
45
5.48
0.00
%
%
Washington
3
30,017,923
0.84
72
5.42
0.00
%
%
Virginia
4
29,475,000
0.82
107
5.49
0.00
%
%
New Mexico
1
23,318,902
0.65
71
5.45
0.00
%
%
Massachusetts
1
13,555,291
0.38
69
6.09
0.00
%
%
South Carolina
1
7,620,000
0.21
109
5.30
0.00
%
%
Ohio
1
7,408,235
0.21
109
5.28
0.00
%
%
Missouri
1
6,030,041
0.17
106
5.55
0.00
%
%
Vermont
1
5,600,000
0.16
106
5.87
0.00
%
%
Oklahoma
1
3,947,205
0.11
107
5.74
0.00
%
%
Idaho
1
2,643,629
0.07
105
6.15
0.00
%
%
Louisiana
1
2,467,672
0.07
108
5.41
0.00
%
%
Wisconsin
1
1,846,518
0.05
106
5.87
0.00
%
%
100.00
3,574,982,261
142
%

Greenwich Capital Commercial Funding Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722369.1
Series 2005-GG3
Commercial Mortgage Pass-Through Certificates,
Commercial Mortgage Trust 2005-GG3,
30-Nov-05
12-Jan-06
14-Nov-05
12-Dec-05
12-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Office
66
1,757,554,976
49.16
89
5.59
0.00
%
%
Retail
56
1,327,536,453
37.13
74
5.18
0.00
%
%
Lodging
8
316,249,067
8.85
77
5.59
0.00
%
%
Multifamily
7
152,390,194
4.26
68
6.14
0.00
%
%
Industrial
4
18,607,942
0.52
89
5.71
0.00
%
%
Self Storage
1
2,643,629
0.07
105
6.15
0.00
%
%
3,574,982,261
142
100.00
%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Amortizing Balloon
68
1,307,995,209
36.59
76
5.30
0.00
%
%
IO Maturity Balloon
15
848,260,000
23.73
60
5.32
0.00
%
%
IO/Amortizing/Balloon
59
1,418,727,051
39.68
99
5.71
0.00
%
%
3,574,982,261
142
100.00
%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
142
3,574,982,261
100.00
82
0.00
%
%
5.46
0
to
12
0
0
0.00
0
0.00
%
%
0.00
13
to
24
0
0
0.00
0
0.00
%
%
0.00
25
to
36
0
0
0.00
0
0.00
%
%
0.00
37
to
48
0
0
0.00
0
0.00
%
%
0.00
49
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
142
3,574,982,261
100.00
%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
0
0
0.00
0
0.00
0.00
%
%
2008
16
624,081,514
17.46
45
5.25
0.00
%
%
2009
5
609,173,083
17.04
49
4.76
0.00
%
%
2010
15
548,989,119
15.36
71
5.46
0.00
%
%
2011
3
54,733,649
1.53
76
5.29
0.00
%
%
2012
0
0
0.00
0
0.00
0.00
%
%
2013
74
1,143,507,039
31.99
107
5.78
0.00
%
%
2014
26
561,830,794
15.72
110
5.82
0.00
%
%
2015
3
32,667,063
0.91
211
5.97
0.00
%
%
2016 & Greater
100.00
3,574,982,261
142
%

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
4.43%
1-Jan-10
GCCF5GGA
Retail
0.00
247,056,464
1,261,362
1
NV
4.78%
1-May-09
GCCF5GGA
Retail
0.00
231,735,541
1,240,593
2
NY
5.91%
6-Mar-15
GCCF5GGA
Office
0.00
225,000,000
1,108,500
3
TX
5.00%
1-Nov-11
GCCF5GGA
Office
0.00
214,770,000
894,875
4
NY
5.04%
1-Jan-10
GCCF5GGA
Office
0.00
181,500,000
762,300
5
KY
4.81%
1-Jan-10
GCCF5GGA
Retail
0.00
152,916,618
813,700
6
AZ
5.08%
1-Dec-09
GCCF5GGA
Lodging
0.00
135,000,000
571,500
7
HI
6.15%
6-Oct-14
GCCF5GGA
Retail
0.00
112,000,000
574,000
8
HI
5.63%
6-Dec-14
GCCF5GGA
Office
0.00
100,000,000
468,750
9
6.44%
6-Dec-09
GCCF5GGB
Multifamily
0.00
98,660,000
529,393
10
PA
5.35%
6-Nov-11
GCCF5GGA
Office
0.00
88,900,000
395,975
11
CA
6.70%
6-Oct-14
GCCF5GGA
Office
0.00
75,128,032
490,411
12
NY
6.20%
1-Feb-15
GCCF5GGA
Lodging
0.00
73,964,479
492,437
13
NY
5.53%
8-Dec-14
GCCF5GGA
Office
0.00
67,500,000
310,838
14
MD
5.55%
6-Dec-14
GCCF5GGA
Office
0.00
65,000,000
300,354
15
TX
5.88%
6-Oct-14
GCCF5GGA
Retail
0.00
64,000,000
313,600
16
CA
5.48%
6-Nov-11
GCCF5GGA
Retail
0.00
60,050,000
274,228
17
NC
5.77%
6-Jan-15
GCCF5GGA
Retail
0.00
52,000,000
250,077
18
6.76%
6-Aug-11
GCCF5GGA
Office
0.00
48,200,000
271,366
19
GA
4.76%
1-Nov-09
GCCF5GGA
Office
0.00
48,000,000
190,400
20
TN
5.40%
6-Dec-14
GCCF5GGA
Lodging
0.00
35,327,074
218,927
21
CA
5.36%
6-Dec-14
GCCF5GGA
Office
0.00
35,513,734
199,576
22
CA
5.68%
1-Oct-14
GCCF5GGA
Retail
0.00
34,500,000
163,300
23
08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
5.13%
6-Jan-12
GCCF5GGA
Retail
0.00
33,150,000
141,716
24
MS
5.48%
1-Sep-09
GCCF5GGA
Office
0.00
30,750,000
140,425
25
NJ
6.12%
6-Jan-15
GCCF5GGA
Office
0.00
30,000,000
152,875
26
DC
6.08%
6-Sep-14
GCCF5GGA
Office
0.00
28,000,000
141,750
27
DC
6.10%
1-Aug-24
GCCF5GGA
Office
0.00
25,107,083
187,775
28
NM
5.45%
6-Nov-11
GCCF5GGA
Lodging
0.00
23,318,902
145,386
29
CT
5.90%
1-Sep-14
GCCF5GGB
Multifamily
0.00
21,936,320
130,490
30
CA
5.55%
1-Oct-14
GCCF5GGA
Office
0.00
21,200,000
98,050
31
6.18%
6-Dec-14
GCCF5GGA
Office
0.00
21,000,000
108,150
32
MN
5.20%
1-Jun-14
GCCF5GGA
Office
0.00
20,433,685
114,545
33
CT
5.89%
6-Dec-14
GCCF5GGA
Office
0.00
20,012,856
119,929
34
5.33%
6-Dec-14
GCCF5GGA
Retail
0.00
20,170,000
89,588
35
MI
6.08%
1-Jul-11
GCCF5GGA
Office
0.00
19,680,724
120,915
36
CA
5.34%
6-Dec-14
GCCF5GGA
Office
0.00
19,480,000
86,686
37
CO
5.60%
6-Jan-10
GCCF5GGA
Office
0.00
19,000,000
88,714
38
CA
5.34%
6-Dec-14
GCCF5GGA
Office
0.00
17,520,000
77,964
39
IL
6.60%
6-Dec-14
GCCF5GGA
Lodging
0.00
17,133,305
118,576
40
NV
6.35%
6-Oct-14
GCCF5GGA
Office
0.00
16,986,732
107,025
41
VA
5.38%
1-Jan-15
GCCF5GGA
Office
0.00
16,800,000
75,320
42
TX
5.95%
6-Dec-11
GCCF5GGA
Office
0.00
16,309,215
98,354
43
WA
5.46%
6-Dec-11
GCCF5GGA
Office
0.00
15,675,000
71,347
44
HI
5.18%
1-Feb-15
GCCF5GGA
Retail
0.00
15,400,000
66,477
45
NY
5.64%
6-Sep-14
GCCF5GGA
Retail
0.00
15,000,000
70,438
46
08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
5.28%
1-Jan-15
GCCF5GGA
Retail
0.00
14,816,470
83,110
47
AZ
5.25%
6-Oct-14
GCCF5GGB
Multifamily
0.00
14,765,546
82,831
48
FL
5.80%
6-Feb-15
GCCF5GGA
Office
0.00
14,650,706
86,839
49
MN
6.30%
6-Sep-09
GCCF5GGA
Lodging
0.00
14,204,678
96,101
50
NJ
5.65%
6-Nov-14
GCCF5GGA
Retail
0.00
14,184,885
81,950
51
6.15%
6-Dec-14
GCCF5GGA
Office
0.00
14,000,000
71,750
52
MA
6.09%
6-Sep-11
GCCF5GGA
Office
0.00
13,555,291
83,262
53
CA
5.57%
6-Sep-12
GCCF5GGA
Retail
0.00
13,483,649
78,390
54
AL
5.55%
1-Oct-14
GCCF5GGA
Retail
0.00
13,472,747
77,076
55
NV
5.23%
1-Nov-11
GCCF5GGA
Office
0.00
12,750,000
55,569
56
CA
5.87%
6-Oct-14
GCCF5GGA
Retail
0.00
12,327,971
73,862
57
PA
5.57%
6-Nov-14
GCCF5GGA
Office
0.00
11,836,244
68,685
58
NY
5.55%
1-Oct-14
GCCF5GGA
Office
0.00
11,750,000
54,344
59
NC
5.44%
1-Nov-14
GCCF5GGA
Retail
0.00
11,427,336
64,525
60
AZ
5.42%
1-Oct-09
GCCF5GGA
Retail
0.00
11,300,000
51,038
61
AL
5.43%
1-Nov-14
GCCF5GGA
Retail
0.00
11,187,579
63,101
62
MI
5.65%
1-Jan-15
GCCF5GGA
Retail
0.00
11,072,881
64,650
A
63
PA
5.34%
1-Dec-14
GCCF5GGA
Multifamily
0.00
10,320,000
45,924
64
MI
5.49%
6-Jan-15
GCCF5GGA
Retail
0.00
9,932,143
57,000
65
6.26%
1-Jul-09
GCCF5GGA
Office
0.00
10,000,000
52,167
66
IL
5.90%
1-Jan-15
GCCF5GGA
Office
0.00
9,694,380
58,127
67
CA
5.63%
6-Nov-11
GCCF5GGA
Office
0.00
9,371,920
54,729
68
CA
5.97%
6-Nov-14
GCCF5GGA
Lodging
0.00
8,832,859
57,833
69
08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NC
6.00%
1-Aug-14
GCCF5GGA
Office
0.00
8,817,471
53,060
A
70
TN
5.35%
1-Jan-10
GCCF5GGA
Office
0.00
8,700,000
38,788
71
CA
5.34%
6-Jan-15
GCCF5GGA
Retail
0.00
8,630,000
38,404
72
CA
6.09%
6-Jan-15
GCCF5GGA
Lodging
0.00
8,467,771
55,884
73
NV
6.19%
1-Jul-14
GCCF5GGA
Retail
0.00
8,500,000
43,846
74
NV
6.05%
6-Sep-11
GCCF5GGA
Retail
0.00
8,450,000
42,602
75
NV
5.43%
1-Nov-14
GCCF5GGA
Office
0.00
8,415,000
38,078
76
WA
5.10%
1-Sep-09
GCCF5GGA
Office
0.00
8,200,000
34,850
77
TX
5.47%
1-Sep-12
GCCF5GGA
Retail
0.00
8,100,000
36,923
78
NV
5.95%
6-Nov-14
GCCF5GGA
Industrial
0.00
7,899,037
47,707
79
SC
5.30%
1-Jan-15
GCCF5GGA
Retail
0.00
7,620,000
33,655
80
FL
5.85%
1-Sep-14
GCCF5GGA
Office
0.00
7,486,732
44,836
81
OH
5.28%
6-Jan-15
GCCF5GGA
Retail
0.00
7,408,235
41,555
82
PA
4.85%
1-Nov-09
GCCF5GGA
Office
0.00
7,280,000
29,423
83
GA
5.63%
1-Jan-15
GCCF5GGA
Retail
0.00
7,100,000
33,311
84
NY
5.57%
1-Aug-09
GCCF5GGA
Office
0.00
7,000,000
32,492
85
FL
5.53%
1-Dec-14
GCCF5GGA
Office
0.00
7,000,000
32,258
86
IL
5.90%
1-Jan-15
GCCF5GGA
Office
0.00
6,726,712
40,333
87
CO
5.23%
1-Dec-14
GCCF5GGA
Retail
0.00
6,750,000
29,419
88
AZ
5.60%
6-Jan-15
GCCF5GGA
Retail
0.00
6,573,745
38,176
89
VA
5.67%
1-Jun-14
GCCF5GGA
Office
0.00
6,500,000
30,713
90
IL
6.34%
6-Dec-11
GCCF5GGA
Retail
0.00
6,446,000
34,056
91
CA
5.54%
6-Feb-15
GCCF5GGA
Retail
0.00
6,274,575
36,169
92
08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
WA
5.74%
6-Nov-14
GCCF5GGA
Office
0.00
6,142,923
36,288
93
MO
5.55%
1-Oct-14
GCCF5GGA
Office
0.00
6,030,041
34,941
94
CA
5.39%
1-Jan-15
GCCF5GGA
Retail
0.00
6,000,000
26,950
95
FL
5.85%
6-Sep-11
GCCF5GGA
Office
0.00
5,812,068
34,807
96
NV
5.43%
1-Nov-14
GCCF5GGA
Office
0.00
5,800,000
26,245
97
CA
5.95%
1-Sep-11
GCCF5GGA
Office
0.00
5,700,000
28,263
98
TX
5.78%
6-Aug-14
GCCF5GGA
Office
0.00
5,559,281
33,090
99
VT
5.87%
6-Oct-14
GCCF5GGA
Office
0.00
5,600,000
27,407
100
CA
5.18%
1-Dec-09
GCCF5GGA
Industrial
0.00
5,600,000
24,173
101
FL
5.32%
1-Sep-09
GCCF5GGA
Office
0.00
5,408,617
30,610
102
CA
5.58%
1-Nov-19
GCCF5GGA
Retail
0.00
4,942,006
42,586
103
AL
5.16%
1-Dec-14
GCCF5GGA
Retail
0.00
4,981,291
27,605
A
104
NC
4.92%
1-Jan-15
GCCF5GGA
Office
0.00
4,907,336
28,997
A
105
AZ
5.59%
6-Oct-14
GCCF5GGA
Retail
0.00
4,828,568
28,099
106
CO
5.23%
1-Dec-14
GCCF5GGA
Retail
0.00
4,850,000
21,138
107
GA
5.49%
6-Dec-14
GCCF5GGA
Retail
0.00
4,689,578
26,940
108
CO
5.08%
1-Jan-15
GCCF5GGA
Retail
0.00
4,640,153
25,461
109
MI
5.79%
1-Aug-14
GCCF5GGA
Office
0.00
4,624,645
27,547
A
110
6.05%
6-Oct-14
GCCF5GGA
Office
0.00
4,539,136
27,727
111
GA
5.65%
6-Sep-14
GCCF5GGA
Retail
0.00
4,430,094
25,976
112
FL
5.97%
1-Sep-14
GCCF5GGA
Industrial
0.00
4,000,000
19,900
113
TX
5.37%
1-Jan-15
GCCF5GGA
Office
0.00
4,000,000
17,900
114
OK
5.74%
6-Nov-14
GCCF5GGA
Office
0.00
3,947,205
23,305
115
08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
GA
5.37%
1-Jan-15
GCCF5GGA
Retail
0.00
3,920,000
17,542
116
AL
5.67%
6-Nov-14
GCCF5GGA
Retail
0.00
3,798,530
22,280
117
NC
6.15%
1-Jul-09
GCCF5GGA
Retail
0.00
3,800,000
19,475
A
118
IL
5.48%
1-Sep-09
GCCF5GGA
Office
0.00
3,750,000
17,125
119
VA
5.60%
1-Sep-14
GCCF5GGA
Retail
0.00
3,575,000
16,683
120
GA
5.74%
6-Oct-14
GCCF5GGA
Office
0.00
3,499,873
20,701
121
CO
5.23%
1-Dec-14
GCCF5GGA
Retail
0.00
3,500,000
15,254
122
FL
5.32%
1-Sep-09
GCCF5GGA
Office
0.00
3,392,678
19,201
123
CA
5.88%
6-Jan-15
GCCF5GGA
Retail
0.00
3,363,165
20,112
124
KY
5.50%
1-Nov-14
GCCF5GGA
Retail
0.00
3,007,753
17,318
125
6.05%
1-Sep-14
GCCF5GGA
Office
0.00
2,957,129
18,083
126
5.79%
6-Jan-15
GCCF5GGA
Multifamily
0.00
2,868,042
17,003
127
NC
6.02%
1-Aug-14
GCCF5GGA
Retail
0.00
2,869,461
17,304
128
CO
5.45%
1-Sep-19
GCCF5GGA
Retail
0.00
2,617,974
22,560
129
ID
6.15%
6-Sep-14
GCCF5GGA
Self Storage
0.00
2,643,629
17,645
130
VA
5.58%
1-Sep-14
GCCF5GGA
Retail
0.00
2,600,000
12,090
131
CA
5.80%
1-Nov-14
GCCF5GGA
Retail
0.00
2,566,143
15,256
132
CA
6.21%
6-Sep-14
GCCF5GGA
Retail
0.00
2,562,116
15,929
133
KY
5.28%
1-Dec-14
GCCF5GGA
Retail
0.00
2,516,138
14,129
134
LA
5.41%
6-Dec-14
GCCF5GGA
Retail
0.00
2,467,672
14,054
135
CA
5.56%
6-Oct-14
GCCF5GGA
Office
0.00
2,167,729
12,574
136
CA
5.69%
6-Sep-14
GCCF5GGB
Multifamily
0.00
1,993,768
11,734
137
TX
6.49%
6-Sep-14
GCCF5GGA
Retail
0.00
1,973,969
12,622
138
08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
WI
5.87%
1-Oct-14
GCCF5GGB
Multifamily
0.00
1,846,518
10,938
139
NV
6.34%
1-Sep-14
GCCF5GGA
Office
0.00
1,405,840
8,853
140
TX
5.68%
6-Oct-14
GCCF5GGA
Industrial
0.00
1,108,904
6,515
141
NV
6.06%
1-Sep-14
GCCF5GGA
Office
0.00
1,108,957
6,788
142
3,574,982,261
18,164,076
0
08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
Not Avail
Not Avail Not Avail
08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722369.1
08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Trust 2005-GG3,
Commercial Mortgage Pass-Through Certificates,
Series 2005-GG3
ABN AMRO Acct: 722369.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

08-Dec-2005 - 11:19 (T876-T928) (c) 2005 LaSalle Bank N.A.